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                                                                    EXHIBIT 99.1

                             JOINT FILER INFORMATION

                            OTHER REPORTING PERSON(s)

      1.    PARKCENTRAL CAPITAL MANAGEMENT, L.P.

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
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                ITEM                                      INFORMATION
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
Name:                                  Parkcentral Capital Management, L.P.

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Address:                               2300 West Plano Parkway
                                       Plano, Texas 75075

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Designated Filer:                      Parkcentral Global Hub Limited

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Issuer Name and Ticker or Trading      PRG-SCHULTZ INTERNATIONAL, INC. [PRGX]
Symbol:

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Date of Earliest Transaction           November 7, 2006
Required to be Reported
(Month/Day/Year):

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If Amendment, Date Original Filed      Not Applicable
(Month/Day/Year):

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Relationship of Reporting Person(s)    10% Owner
to Issuer:

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Individual or Joint/Group Filing:      Form filed by More than One Reporting Person

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Signature:
                                       By:        /s/ David Radunsky
                                                ------------------------------------
                                       Name:    David Radunsky
                                       Title:   Chief Operating Officer
                                       Date:    November 16, 2006

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
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      2.    PETRUS SECURITIES, L.P.

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
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                ITEM                                       INFORMATION
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
Name:                                  Petrus Securities, L.P.

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Address:                               2300 West Plano Parkway
                                       Plano, Texas 75075

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Designated Filer:                      Parkcentral Global Hub Limited

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Issuer Name and Ticker or Trading      PRG-SCHULTZ INTERNATIONAL, INC. [PRGX]
Symbol:

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Date of Earliest Transaction           November 7, 2006
Required to be Reported
(Month/Day/Year):

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If Amendment, Date Original Filed      Not Applicable
(Month/Day/Year):

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Relationship of Reporting Person(s)    10% Owner
to Issuer:

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Individual or Joint/Group Filing:      Form filed by More than One Reporting Person

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Signature:
                                       By:        /s/ David Radunsky
                                                ----------------------------------
                                       Name:    David Radunsky
                                       Title:   Chief Operating Officer
                                       Date:    November 16, 2006

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

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      3.    HILL AIR COMPANY I, LLC

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
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                ITEM                                       INFORMATION
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
Name:                                  Hill Air Company I, LLC

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Address:                               2300 West Plano Parkway
                                       Plano, Texas 75075

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Designated Filer:                      Parkcentral Global Hub Limited

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Issuer Name and Ticker or Trading      PRG-SCHULTZ INTERNATIONAL, INC. [PRGX]
Symbol:

---------------------------------------------------------------------------------------
Date of Earliest Transaction           November 7, 2006
Required to be Reported
(Month/Day/Year):

---------------------------------------------------------------------------------------
If Amendment, Date Original Filed      Not Applicable
(Month/Day/Year):

---------------------------------------------------------------------------------------
Relationship of Reporting Person(s)    10% Owner
to Issuer:

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Individual or Joint/Group Filing:      Form filed by More than One Reporting Person

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Signature:
                                       By:        /s/ David Radunsky
                                                ----------------------------------
                                       Name:    David Radunsky
                                       Title:   Chief Operating Officer
                                       Date:    November 16, 2006

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

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      4.    STEVEN BLASNIK

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
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                ITEM                                     INFORMATION
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
Name:                                  Steven Blasnik

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Address:                               2300 West Plano Parkway
                                       Plano, Texas 75075

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Designated Filer:                      Parkcentral Global Hub Limited

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Issuer Name and Ticker or Trading      PRG-SCHULTZ INTERNATIONAL, INC. [PRGX]
Symbol:

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Date of Earliest Transaction           November 7, 2006
Required to be Reported
(Month/Day/Year):

---------------------------------------------------------------------------------------
If Amendment, Date Original Filed      Not Applicable
(Month/Day/Year):

---------------------------------------------------------------------------------------
Relationship of Reporting Person(s)    10% Owner
to Issuer:

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Individual or Joint/Group Filing:      Form filed by More than One Reporting Person

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Signature:
                                       By:        /s/ Steven Blasnik
                                                ---------------------------------
                                       Name:    Steven Blasnik
                                       Date:    November 16, 2006

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